DEBT	12 Months Ended
Dec. 31, 2014
DEBT

6. DEBT

We maintain an unsecured, syndicated revolving credit agreement, which we use to fund seasonal working capital needs and other general corporate purposes, including acquisitions, dividends (if and as declared by our Board of Directors), stock repurchases and issuances of letters of credit. On June 25, 2014, we entered into an amendment to this credit agreement, which increased the borrowing capacity from $500,000 to $600,000, extended the maturity date from July 1, 2018 to July 1, 2019, increased the swingline subfacility from $65,000 to $90,000 and modified certain definitions. In addition to the swingline subfacility, included in the credit facility are a $50,000 letter of credit subfacility and a $75,000 multicurrency borrowing sublimit.

Borrowings under the credit facility bear interest at either LIBOR-based rates plus a spread, which ranges from 87.5 to 250.0 basis-points (LIBOR plus 125.0 basis-points at December 31, 2014), depending on our ratio of total debt to EBITDA, or on rates based on the higher of the Prime rate or the Federal Funds Rate, in each case plus a spread which ranges from 0 to 150.0 basis-points (25.0 basis-points at December 31, 2014), depending on our ratio of total debt to EBITDA. We pay a variable commitment fee on the unused portion of the commitment under the revolving credit agreement, ranging from 12.5 to 35.0 basis-points (17.5 basis-points at December 31, 2014).

At December 31, 2014 and 2013, $303,199 and $230,044, respectively, was outstanding under the revolving credit agreement. The revolving credit agreement contains customary affirmative and negative covenants, including financial covenants with respect to consolidated leverage and interest coverage ratios, and other customary restrictions. We believe we were in compliance with all such covenants at December 31, 2014.